Government Select Series

SNAP Fund Class Shares

Supplement to

Prospectus and Statement of Additional Information

Dated October 3, 2016

Termination of SNAP Fund Class of Government Select Series

On February 13, 2017, the Board of Trustees of PFM Funds (the “Trust”) approved the termination of the SNAP Fund Class of shares of Government Select Series (a series of the Trust), effective March 1, 2017 (the “Effective Date”). Shares of the SNAP Fund Class are currently being offered and sold only to persons having SNAP Fund Class shareholder accounts that were established on or before February 13, 2017. On the Effective Date, the Trust will make a cash distribution to each holder of SNAP Fund Class shares as of such date in an amount equal to the aggregate net asset value of all SNAP Fund Class shares then held by such shareholder, and upon the making of such distributions, all shares of the SNAP Fund Class then outstanding will be canceled.

The date of this Supplement is February 13, 2017.

Please retain this Supplement for future reference.